MUNDER TAX-FREE MONEY MARKET FUND

Class A, K & Y Shares

Supplement Dated November 10, 2008

to Prospectus Dated October 31, 2008

Fee Waivers

In order to support yields, effective November 12, 2008, the distributor is voluntarily waiving all of the distribution and/or service (12b-1) fees charged on Class A shares of the Fund and the Fund is voluntarily waiving collection of all of the non-12b-1 service plan fees applicable to the Class K shares. In addition, the advisor may in the future voluntarily waive, reduce or absorb management fees and/or other expenses with respect to any class of shares of the Fund in order to support yields. These voluntary waivers or reductions may be discontinued at any time.

Accordingly, footnote (b) to the “Annual Fund Operating Expenses” table on page 5 of the Prospectus is hereby revised as follows:

(b) The distributor is voluntarily waiving all of the distribution and/or service (12b-1) fees charged on Class A shares of the Fund. As a result of this waiver, for Class A shares, Distribution and/or Service (12b-1) Fees would be 0.00% and Total Annual Fund Operating Expenses including Acquired Fund Fees and Expenses would be 0.64%. The distributor may discontinue this voluntary waiver at any time.

In addition, footnote (f) is hereby added to the “Annual Fund Operating Expenses” table on page 5 relating to the “Non-12b-1 Service Plan Fees” for Class K shares:

(f) The Fund is voluntarily waiving its collection of all non-12b-1 service plan fees charged on Class K shares of the Fund. As a result of this waiver, for Class K shares, Non-12b-1 Service Plan Fees would be 0.00% and Total Annual Fund Operating Expenses including Acquired Fund Fees and Expenses would be 0.64%. The Fund may discontinue this voluntary waiver at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE